SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 19, 2004
                                                          --------------


                                Technitrol, Inc.
                      -----------------------------------
             (Exact Name of registrant as specified in its charter)



         Pennsylvania                    001-05375               23-1292472
-------------------------------   -----------------------     ----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)



                1210 Northbrook Dr., Suite 385, Trevose, PA 19053
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (215) 355-2900
                                                          ----------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

99       Press release, dated April 19, 2004

Item 9.  Information Being Furnished Under Item 12

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On April 19, 2004, Technitrol, Inc. issued a press release describing its results of operations for first fiscal quarter 2004 ended March 26, 2004. A copy of the press release is attached as Exhibit 99 to this report.


         Cautionary Note: This message contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially. This release should be read in conjunction with the factors set forth in Technitrol's report on Form 10-K for the year ended December 26, 2003 in Item 1 under the caption "Factors That May Affect Our Future Results (Cautionary Statements for Purposes of the `Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995)."


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

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TECHNITROL, INC.


                                    By:     /s/Drew A. Moyer
                                            ------------------------------------
                                            Drew A Moyer
                                            Corporate Secretary

         Date: April 19, 2004


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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------
99                Press release dated April 19, 2004


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